EXHIBIT 32.1
                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Digital Descriptor Systems, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Shupin, President, Chief Executive Officer, Acting Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Digital Descriptor Systems, Inc. and will be retained by Digital Descriptor Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: February 11, 2004



/s/ Anthony Shupin
-------------------------------------------
Anthony Shupin
President, Chief Executive Officer,
Acting Chief Financial Officer and Director


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